UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 27, 2005

Morgan Stanley ABS Capital I Inc. (as Depositor under the Pooling and Servicing Agreement, dated as of August 1, 2005 providing for the issuance of IXIS Real Estate Capital Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3)

                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)


           Delaware                333-121914-07              13-3939229
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                              1585 Broadway, 2nd Floor
                               New York, NY 10036
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212)761-4000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of IXIS Real Estate Capital Trust 2005-HE3 Mortgage Pass-Through Certificates, Series 2005-HE3 pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2005 among Morgan Stanley ABS Capital I Inc., as Depositor, IXIS Real Estate Capital Inc., as Unaffiliated Seller, Countrywide Home Loans Servicing LP and Saxon Mortgage Services, Inc., as Servicers, JPMorgan Chase Bank, N.A., as Master Servicer, Securities Adminstrator and Swap Administrator, and Deutsche Bank National Trust Company, as Trustee and Custodian.

  On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    IXIS Real Estate Capital Trust 2005-HE3
    Mortgage Pass-Through Certificates,  Series 2005-HE3

        JPMORGAN CHASE BANK N.A., not in its individual capacity but solely as Master Servicer and Securities Adminstrator under the Agreement referred to herein

     By: /s/  Thomas Venusti
         --------------------------------------------
         Thomas Venusti
         Assistant Vice President

   Date: January 4, 2006

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005


                      IXIS Real Estate Capital Trust 2005-HE3
                         Statement To Certificateholders
                                December 27, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       212,182,000.00    195,173,496.49    6,162,777.34      761,827.21     6,924,604.55    0.00       0.00      189,010,719.15
A2       245,500,000.00    216,912,219.68   13,605,595.20      829,327.72    14,434,922.92    0.00       0.00      203,306,624.48
A3        83,000,000.00     83,000,000.00            0.00      326,927.78       326,927.78    0.00       0.00       83,000,000.00
A4        63,847,000.00     63,847,000.00            0.00      258,864.11       258,864.11    0.00       0.00       63,847,000.00
M1        29,555,000.00     29,554,999.99            0.00      122,718.93       122,718.93    0.00       0.00       29,554,999.99
M2        26,484,000.00     26,484,000.00            0.00      110,202.87       110,202.87    0.00       0.00       26,484,000.00
M3        15,353,000.00     15,353,000.00            0.00       64,158.48        64,158.48    0.00       0.00       15,353,000.00
M4        14,585,000.00     14,585,000.00            0.00       62,245.54        62,245.54    0.00       0.00       14,585,000.00
M5        13,050,000.00     13,050,000.00            0.00       56,158.50        56,158.50    0.00       0.00       13,050,000.00
M6        12,283,000.00     12,283,000.00            0.00       53,512.94        53,512.94    0.00       0.00       12,283,000.00
B1        10,747,000.00     10,747,000.00            0.00       51,310.95        51,310.95    0.00       0.00       10,747,000.00
B2         9,980,000.00      9,980,000.00            0.00       48,979.62        48,979.62    0.00       0.00        9,980,000.00
B3         5,757,000.00      5,757,000.00            0.00       30,659.22        30,659.22    0.00       0.00        5,757,000.00
B4         7,677,000.00      7,677,000.00            0.00       52,485.09        52,485.09    0.00       0.00        7,677,000.00
P                100.00            100.00            0.00      403,849.13       403,849.13    0.00       0.00              100.00
R                  0.00              0.00            0.00            0.00             0.00    0.00       0.00                0.00
TOTALS   750,000,100.00    704,403,816.16   19,768,372.54    3,233,228.09    23,001,600.63    0.00       0.00      684,635,443.62
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Notional                                                       Realized      Deferred     Notional
Class          Value       Balance          Principal          Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
X        17,655,990.00     17,655,990.00      0.00          1,435,039.93     1,435,039.93    0.00           0.00      17,655,990.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Current
                        Beginning                                                       Ending             Class       Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                     Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
A1       45071KCH5     919.84002644   29.04476977          3.59044221         32.63521199      890.79525667     A1     4.391250 %
A2       45071KBU7     883.55282965   55.41993971          3.37811699         58.79805670      828.13288994     A2     4.301250 %
A3       45071KBV5   1,000.00000000    0.00000000          3.93888892          3.93888892    1,000.00000000     A3     4.431250 %
A4       45071KBW3   1,000.00000000    0.00000000          4.05444437          4.05444437    1,000.00000000     A4     4.561250 %
M1       45071KBX1     999.99999966    0.00000000          4.15222230          4.15222230      999.99999966     M1     4.671250 %
M2       45071KBY9   1,000.00000000    0.00000000          4.16111124          4.16111124    1,000.00000000     M2     4.681250 %
M3       45071KBZ6   1,000.00000000    0.00000000          4.17888882          4.17888882    1,000.00000000     M3     4.701250 %
M4       45071KCA0   1,000.00000000    0.00000000          4.26777785          4.26777785    1,000.00000000     M4     4.801250 %
M5       45071KCB8   1,000.00000000    0.00000000          4.30333333          4.30333333    1,000.00000000     M5     4.841250 %
M6       45071KCC6   1,000.00000000    0.00000000          4.35666694          4.35666694    1,000.00000000     M6     4.901250 %
B1       45071KCD4   1,000.00000000    0.00000000          4.77444403          4.77444403    1,000.00000000     B1     5.371250 %
B2       45071KCE2   1,000.00000000    0.00000000          4.90777756          4.90777756    1,000.00000000     B2     5.521250 %
B3       45071KCF9   1,000.00000000    0.00000000          5.32555498          5.32555498    1,000.00000000     B3     5.991250 %
B4       45071KCG7   1,000.00000000    0.00000000          6.83666667          6.83666667    1,000.00000000     B4     6.408602 %
P        N/A         1,000.00000000    0.00000000  4,038,491.30000000  4,038,491.30000000    1,000.00000000     P      0.000000 %
TOTALS                 939.20496299   26.35782654          4.31097021         30.66879675      912.84713645
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                        Beginning                                                       Ending             Class      Pass-thru
Class     CUSIP         Notional          Principal       Interest       Total          Notional                      Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
X         N/A         1,000.00000000     0.00000000       81.27779467    81.27779467  1,000.00000000          X        0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com
                     ---------------------------------------

Subordinated Amount Reporting:
Sec. 4.03                 Subordinated Amount                                                                      17,656,090.09
Sec. 4.03                 Specified Subordinated Amount                                                            17,656,090.07
Sec. 4.03                 Subordinated  Deficiency Amount                                                          0.00
Sec. 4.03                 Overcollateralization Release Amount                                                     0.00
Sec. 4.03                 Monthly Excess Interest                                                                  1,294,150.44
Sec. 4.03                 Monthly Excess Cash Flow Amount                                                          1,294,150.44
Sec. 4.03                 Extra Principal Distribution Amount                                                      0.00

Class A1 Insurance Certificate Detail:
Sec. 4.03                 Class A1 Certificate Premium                                                             8,132.23
Sec. 4.03                 Class A1 Deficiency                                                                      0.00
Sec. 4.03                 Reimbursement Amount Paid in this distribution                                           0.00
Sec. 4.03                 Unpaid Reimbursement Amount                                                              0.00

Expense Fees Detail:
Sec. 4.03                 Securities Administrator and Master Servicer Fee                                         3,911.16
Sec. 4.03                 Servicing Fee                                                                            300,858.27

Advance Summary Detail:
Sec. 4.03                 Current PI Advances                                                                      2,360,752.97
                                                                   Group 1                                         691,219.63
                                                                   Group 2                                         1,669,533.34

Sec. 4.03                 Outstanding PI Advances                                                                  0.00
                                                                   Group 1                                         0.00
                                                                   Group 2                                         0.00

Collateral Summary Detail:
Sec. 4.03                 Beginning Collateral Balance                                                             722,059,806.25
                                                                   Group 1                                         252,846,183.95
                                                                   Group 2                                         469,213,622.30

Sec. 4.03                 Ending Collateral Balance                                                                702,291,433.71
                                                                   Group 1                                         246,683,406.61
                                                                   Group 2                                         455,608,027.10

Sec. 4.03                 Total Beginning Number of Loans                                                          3,944.00
                                                                   Group 1                                         1,649.00
                                                                   Group 2                                         2,295.00

Sec. 4.03                 Total Ending Number of Loans                                                             4,110.00
                                                                   Group 1                                         1,714.00
                                                                   Group 2                                         2,396.00

Sec. 4.03                 Weighted Average Gross Mortgage Rate Entire Deal                                         7.465768%
                          Group 1 Gross Weighted Average Mortgage Rate                                             7.452489%
                          Group 2 Gross Weighted Average Mortgage Rate                                             7.472924%

Sec. 4.03                 Weighted Average Net Mortgage Rate Entire Deal                                           6.959268%
                          Group 1 Weighted Average Net Mortgage Rate                                               6.945989%
                          Group 2 Weighted Average Net Mortgage Rate                                               6.966424%

Sec. 4.03                 Weighted Average Term to Maturity Entire Deal                                            351.24
                          Group 1 Weighted Average Term to Maturity                                                348.00
                          Group 2 Weighted Average Term to Maturity                                                353.00

Sec. 4.03                 Loans Delinquent

                                Delinquency by Group
                                Group  1
                                Period                  Number                    Principal Balance         Percentage
                                0-30 days                             1,650         238,868,284.43          96.83 %
                                31-60 days                               28           3,596,376.94          1.46 %
                                61-90 days                               23           2,997,337.47          1.22 %
                                91+days                                   3             202,706.20          0.08 %
                                Total                                 1,704         245,664,705.04          99.59 %

                                Delinquency by Group
                                Group  2
                                Period                  Number                    Principal Balance         Percentage
                                0-30 days                             2,242         432,305,064.53          94.89 %
                                31-60 days                               72          10,725,369.52          2.35 %
                                61-90 days                               46           7,877,235.15          1.73 %
                                91+days                                  16           1,916,965.17          0.42 %
                                Total                                 2,376         452,824,634.37          99.39 %

                                Delinquency Totals
                                Group Totals
                                Period                  Number                    Principal Balance         Percentage
                                0-30 days                             3,892         671,173,348.96          95.57 %
                                31-60 days                              100          14,321,746.46          2.04 %
                                61-90 days                               69          10,874,572.62          1.55 %
                                91+days                                  19           2,119,671.37          0.30 %
                                Total                                 4,080         698,489,339.41         99.46 %

                                             Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Sec. 4.03                 Outstanding Balance of Sixty Plus Day Delinquent                                         15,082,079.32

Sec. 4.03                 Loans in Foreclosure

                                Group 1 Foreclosure Reporting:
                          Number of Loans in Foreclosure 0 to 30 Days Delinquent                                   0.00
                          Balance of Loans in Foreclosure 0 to 30 Days Delinquent                                  0.00
                          Number of Loans in Foreclosure 31 to 60 Days Delinquent                                  0.00
                          Balance of Loans in Foreclosure 31 to 60 Days Delinquent                                 0.00
                          Number of Loans in Foreclosure 61 to 90 Days Delinquent                                  2.00
                          Balance of Loans in Foreclosure 61 to 90 Days Delinquent                                 239,577.44
                          Number of Loans in Foreclosure 91+ Days Delinquent                                       4.00
                          Balance of Loans in Foreclosure 91+ Days Delinquent                                      513,701.80
                                Group 2 Foreclosure Reporting:
                          Number of Loans in Foreclosure 0 to 30 Days Delinquent                                   1.00
                          Balance of Loans in Foreclosure 0 to 30 Days Delinquent                                  288,610.36
                          Number of Loans in Foreclosure 31 to 60 Days Delinquent                                  0.00
                          Balance of Loans in Foreclosure 31 to 60 Days Delinquent                                 0.00
                          Number of Loans in Foreclosure 61 to 90 Days Delinquent                                  5.00
                          Balance of Loans in Foreclosure 61 to 90 Days Delinquent                                 488,989.04
                          Number of Loans in Foreclosure 91+ Days Delinquent                                       7.00
                          Balance of Loans in Foreclosure 91+ Days Delinquent                                      865,273.66

                                Foreclosure by Group
                                Group           Number of         Principal Balance       Percentage
                                Number          Loans

                                      1                   6          753,279.24                 0.31%
                                      2                  13        1,642,873.06                 0.36%
                                Total                    19        2,396,152.30                 0.34%

Loan Level Forclosure - Schedule
Group     Loan Number      Forclosure       Scheduled        Current Note     Original        Original LTV       Loan
Number                     Date             Principal        Rate             Stated Term     Ratio (%)          Origination
                                            Balance                                                              Date

1         1000429332         6/1/2005        95,115.00       8.85000             360          85.00              1/14/2005
1         3000007242         8/1/2005       139,577.44       9.05000             360          67.26              3/26/2005
1         3000007978         7/9/2005        45,431.26       8.50000             360          79.90               5/3/2005
1         3000008575        7/17/2005       104,642.07       8.90000             360          87.40              5/12/2005
1         4503030503         7/1/2005       268,513.47       7.99000             360          89.76              3/16/2005
1         52382694           8/1/2005       100,000.00       7.17500             360          80.00              3/26/2005
2         11422              7/1/2005       350,822.09       8.99000             360          84.73               5/2/2005
2         20115              8/1/2005        34,829.22       8.60000             360          24.08              3/24/2005
2         20707             10/1/2005       288,610.36       9.65000             360          79.88              4/20/2005
2         3000006829        7/15/2005        45,884.79      11.75000             360          38.45              3/10/2005
2         3000008002         7/1/2005        79,615.85       7.99000             360          65.98              4/25/2005
2         3000008065         6/2/2005        50,867.50      10.20000             360          84.93              4/27/2005
2         3000008142         8/3/2005        76,298.79      10.15000             360          89.92              4/28/2005
2         3000008458        6/16/2005        53,448.45       9.80000             360          79.93              5/10/2005
2         458105             8/1/2005       198,473.24       7.50000             360          67.49              1/18/2005
2         51890127           6/1/2005        97,894.98      11.15000             360          84.88              3/11/2005
2         53098786           6/1/2005       186,740.00       7.60000             360          80.00              3/31/2005
2         53102752           8/1/2005        77,716.85       7.90000             360          58.38              3/25/2005
2         53110383           8/1/2005       101,670.94       9.92500             360          84.88               4/6/2005
Total                                     2,396,152.30       8.82188             360          78.56

Sec. 4.03                 Loans in Bankruptcy

                                Group 1 Bankruptcy Reporting:
                          Number of Loans in Bankruptcy 0 to 30 Days Delinquent                                  2.00
                          Balance of Loans in Bankruptcy 0 to 30 Days Delinquent                                 166,195.93
                          Number of Loans in Bankruptcy 31 to 60 Days Delinquent                                 0.00
                          Balance of Loans in Bankruptcy 31 to 60 Days Delinquent                                0.00
                          Number of Loans in Bankruptcy 61 to 90 Days Delinquent                                 0.00
                          Balance of Loans in Bankruptcy 61 to 90 Days Delinquent                                0.00
                          Number of Loans in Bankruptcy 91+ Days Delinquent                                      2.00
                          Balance of Loans in Bankruptcy 91+ Days Delinquent                                     99,226.40

                                Group 2 Bankruptcy Reporting:
                          Number of Loans in Bankruptcy 0 to 30 Days Delinquent                                  3.00
                          Balance of Loans in Bankruptcy 0 to 30 Days Delinquent                                 389,268.15
                          Number of Loans in Bankruptcy 31 to 60 Days Delinquent                                 0.00
                          Balance of Loans in Bankruptcy 31 to 60 Days Delinquent                                0.00
                          Number of Loans in Bankruptcy 61 to 90 Days Delinquent                                 3.00
                          Balance of Loans in Bankruptcy 61 to 90 Days Delinquent                                625,462.89
                          Number of Loans in Bankruptcy 91+ Days Delinquent                                      1.00
                          Balance of Loans in Bankruptcy 91+ Days Delinquent                                     125,788.63

                                Bankruptcy by Group
                                Group               Number of          Principal Balance        Percentage
                                Number              Loans
                                      1                       4           265,422.33                  0.11%
                                      2                       7         1,140,519.67                  0.25%
                                Total                        11         1,405,942.00                  0.20%

Loan Level Bankruptcy - Schedule
Group     Loan Number   Bankruptcy      Scheduled      Current Note       Original       Original LTV    Loan
Number                  Date            Principal      Rate               Stated Term    Ratio (%)       Origination
                                        Balance                                                          Date

1         174526         12/1/2005      96,230.87      8.50000             360           84.63          12/15/2004
1         3000008019     11/1/2005      69,965.06      9.75000             360           89.87           4/25/2005
1         3000008195      7/6/2005      85,267.73      9.99000             360           89.92           4/29/2005
1         460593          7/1/2005      13,958.67     10.99000             180           19.97            3/7/2005
2         1000425664     10/1/2005     123,214.01      7.30000             360           79.62           1/28/2005
2         1000434226      8/1/2005     358,577.38      8.15000             360           94.62           1/20/2005
2         1000451685      8/1/2005     178,717.60      7.85000             360           79.66           1/28/2005
2         1002280686     11/1/2005      83,632.75      7.20000             360           79.94            6/3/2005
2         18571          12/1/2005     182,421.39      6.90000             360           79.59           1/31/2005
2         3000008044      8/2/2005      88,167.91     10.15000             360           84.93           4/26/2005
2         313941          7/1/2005     125,788.63      8.37500             360           94.82            4/5/2005
Total                                1,405,942.00      8.20759             360           86.04

Sec. 4.03                 Loans in REO
                                REO by Group
                                Group         Number of        Principal Balance       Percentage
                                Number        Loans
                                      1                 0               0.00                 0.00%
                                      2                 0               0.00                 0.00%
                                Total                   0               0.00                 0.00%

                                Loan Level REO - Schedule
                                Group             Loan Number      REO Date     Schedule Principal
                                Number                                          Balance
                                                                                0.00

Sec. 4.03                 REO Book Value
                          Group 1                                                                                0.00
                          Group 2                                                                                0.00

Collections Summary:
                          Principal Funds:
                                    Scheduled Principal Payments (Total)                                         392,157.99
                                                                                         Group 1                 165,374.53
                                                                                         Group 2                 226,783.46

                                    Principal Prepayments (Total)                                                19,339,328.34
                                                                                         Group 1                 5,968,724.90
                                                                                         Group 2                 13,370,603.44

                                    Curtailments (Total)                                                         36,687.17
                                                                                         Group 1                 28,509.72
                                                                                         Group 2                 8,177.45

                                    Curtailment Interest Adjustments (Total)                                     199.04
                                                                                         Group 1                 168.19
                                                                                         Group 2                 30.85

                                    Repurchase Principal (Total)                                                 0.00
                                                                                         Group 1                 0.00
                                                                                         Group 2                 0.00

                                    Substitution Amounts (Total)                                                 0.00
                                                                                         Group 1                 0.00
                                                                                         Group 2                 0.00

                                    Net Liquidation Proceeds (Total)                                             0.00
                                                                                         Group 1                 0.00
                                                                                         Group 2                 0.00

                                    Other Principal Adjustments (Total)                                          0.00
                                                                                         Group 1                 0.00
                                                                                         Group 2                 0.00
                          Interest Funds:

                                   Gross Interest                                                                4,492,275.96
                                                                                        Group 1                  1,570,277.82
                                                                                        Group 2                  2,921,998.14

                                   Servicing Fees                                                                300,858.27
                                                                                        Group 1                  105,352.60
                                                                                        Group 2                  195,505.67

                                   Securities Administrator and Master Servicer Fee                              3,911.16
                                                                                        Group 1                  1,369.58
                                                                                        Group 2                  2,541.57

                          Prepayment Penalties:
                            Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected    70
                                                                                        Group 1                  29
                                                                                        Group 2                  41

                            Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected   12,707,016.75
                                                                                        Group 1                  3,572,287.74
                                                                                        Group 2                  9,134,729.01

                            Amount of Prepayment Penalties Collected                                             403,849.13
                                                                                        Group 1                  107,395.23
                                                                                        Group 2                  296,453.90


Principal Payoffs by Group occured in this Distribution

                                   Group        Number of           Principal Balance       Percentage
                                   Number       Loans
                                         1               44          5,968,724.90                 2.42%
                                         2               62         13,370,603.44                 2.93%
                                   Total                106         19,339,328.34                 2.75%

 Prepayment Rate Calculations
 Constant Prepayment Rate (CPR)
                                          Group 1 - One Month CPR                                                25.043011%
                                          Group 1 - Three Month Average CPR                                      26.774030%

                                          Group 2 - One Month CPR                                                29.340828%
                                          Group 2 - Three Month Average CPR                                      26.215808%

 Total Constant Prepayment Rate (CPR)
                                          One Month CPR                                                          27.862413%
                                          Three Month Average CPR                                                26.481861%

 Loss Detail:

 Realized Loss by Group

 Group Number       Current Loss       Cumulative Loss       Ending Balance       Balance of              Net Liquidation
                                                                                  Liquidated Loans        Proceeds
 1                     0.00                0.00             246,683,406.61            0.00                    0.00
 2                     0.00                0.00             455,608,027.10            0.00                    0.00
 TOTAL                 0.00                0.00             702,291,433.71            0.00                    0.00


 Group 1 Loss Reporting:
 Number of Loans Liquidated                                                                                      0.00
 Current Realized Losses Incurred                                                                                0.00
 Net Liquidation Proceeds                                                                                        0.00
 Loss Severity                                                                                                   0.000000%

 Group 2 Loss Reporting:
 Number of Loans Liquidated                                                                                      0.00
 Current Realized Losses Incurred                                                                                0.00
 Net Liquidation Proceeds                                                                                        0.00
 Loss Severity                                                                                                   0.000000%
 Total Loss Reporting:
 Cumulative Number of Loans Liquidated                                                                           0.00
 Cumulative Realized Losses Incurred                                                                             0.00
 Cumulative Net Liquidation Proceeds                                                                             0.00
 Cumulative Loss Severity                                                                                        0.000000%

Note: Losses include Subsequent Adjustments to loans liquidated in Prior Periods

                          Default Rates
                          MDR (Monthly Default Rate)
                          Current MDR                                                                            0.000000%
                          3 Month Average MDR                                                                    0.000000%
                          12 Month Average MDR                                                                   0.000000%
                          Cummulative MDR                                                                        0.000000%
                          Average MDR Since Cut-Off                                                              0.000000%

                          CDR (Conditional Default Rate)
                          Current Conditional Default Rate                                                       0.000000%
                          3 Month Average CDR                                                                    0.000000%
                          12 Month Average CDR                                                                   0.000000%
                          Cummulative CDR                                                                        0.000000%
                          Average CDR Since Cut-Off                                                              0.000000%

Sec. 4.03                 Unpaid And Applied Realized Loss Amounts
                          Class M1 Unpaid Realized Loss Amount                                                   0.00
                          Class M1 Applied Realized Loss Amount                                                  0.00
                          Class M2 Unpaid Realized Loss Amount                                                   0.00
                          Class M2 Applied Realized Loss Amount                                                  0.00
                          Class M3 Unpaid Realized Loss Amount                                                   0.00
                          Class M3 Applied Realized Loss Amount                                                  0.00
                          Class M4 Unpaid Realized Loss Amount                                                   0.00
                          Class M4 Applied Realized Loss Amount                                                  0.00
                          Class M5 Unpaid Realized Loss Amount                                                   0.00
                          Class M5 Applied Realized Loss Amount                                                  0.00
                          Class M6 Unpaid Realized Loss Amount                                                   0.00
                          Class M6 Applied Realized Loss Amount                                                  0.00
                          Class B1 Unpaid Realized Loss Amount                                                   0.00
                          Class B1 Applied Realized Loss Amount                                                  0.00
                          Class B2 Unpaid Realized Loss Amount                                                   0.00
                          Class B2 Applied Realized Loss Amount                                                  0.00
                          Class B3 Unpaid Realized Loss Amount                                                   0.00
                          Class B3 Applied Realized Loss Amount                                                  0.00
                          Class B4 Unpaid Realized Loss Amount                                                   0.00
                          Class B4 Applied Realized Loss Amount                                                  0.00

Sec. 4.03                 Unpaid Interest
                          Class A1 Unpaid Interest Shortfall                                                     0.00
                          Class A2 Unpaid Interest Shortfall                                                     0.00
                          Class A3 Unpaid Interest Shortfall                                                     0.00
                          Class A4 Unpaid Interest Shortfall                                                     0.00
                          Class M1 Unpaid Interest Shortfall                                                     0.00
                          Class M2 Unpaid Interest Shortfall                                                     0.00
                          Class M3 Unpaid Interest Shortfall                                                     0.00
                          Class M4 Unpaid Interest Shortfall                                                     0.00
                          Class M5 Unpaid Interest Shortfall                                                     0.00
                          Class M6 Unpaid Interest Shortfall                                                     0.00
                          Class B1  Unpaid Interest Shortfall                                                    0.00
                          Class B2  Unpaid Interest Shortfall                                                    0.00
                          Class B3  Unpaid Interest Shortfall                                                    0.00
                          Class B4  Unpaid Interest Shortfall                                                    0.00
                          Class X Unpaid Interest Shortfall                                                      0.00

Sec. 4.03                 Current Period Relief Act/ Prepayment Interest Shortfalls                              0.00

                          Class A1 Interest Reduction                                                            0.00
                          Class A2 Interest Reduction                                                            0.00
                          Class A3 Interest Reduction                                                            0.00
                          Class A4 Interest Reduction                                                            0.00
                          Class M1  Interest Reduction                                                           0.00
                          Class M2 Interest Reduction                                                            0.00
                          Class M3 Interest Reduction                                                            0.00
                          Class M4  Interest Reduction                                                           0.00
                          Class M5 Interest Reduction                                                            0.00
                          Class B1  Interest Reduction                                                           0.00
                          Class M6 Interest Reduction                                                            0.00
                          Class B3  Interest Reduction                                                           0.00
                          Class B4  Interest Reduction                                                           0.00
                          Class X  Interest Reduction                                                            0.00


                          Trigger Event                                                                          NO
                          TEST I - Trigger Event Occurrence                                                      NO
                          (Is 3 Month Rolling Delinquency Percentage > 38% of of Senior Enhancement Percetage ?)
                          Delinquency Percentage                                                                 1.11335%
                          38% of of Senior Enhancement Percetage                                                 8.82658%
                          OR
                          TEST II - Trigger Event Occurrence                                                     NO
                          (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                          Cumulative Realized Losses as % of Original Loan Bal                                   0.00000%
                          Required Cumulative Loss %                                                             0.00000%


Sec. 4.03                 Available Funds
                          Available Funds                                                                        24,361,265.76
                          Interest Remittance Amount                                                             4,592,893.22
                          Principal Remittance Amount                                                            19,768,372.54

                          Extra Prefunding Paid to Group 1                                                       16,380,571.31
                          Extra Prefunding Paid to Group 2                                                       29,917,201.48


Class X Distributable Amount                                                                                     1,435,039.93

Subsequent Recoveries                                                                                            0.00

Basis Risk Shortfalls
                          Class A1 Aggregate Basis Risk Shortfall                                                0.00
                          Class A2 Aggregate Basis Risk Shortfall                                                0.00
                          Class A3 Aggregate Basis Risk Shortfall                                                0.00
                          Class A4 Aggregate Basis Risk Shortfall                                                0.00
                          Class M1 Aggregate Basis Risk Shortfall                                                0.00
                          Class M2 Aggregate Basis Risk Shortfall                                                0.00
                          Class M3 Aggregate Basis Risk Shortfall                                                0.00
                          Class M4 Aggregate Basis Risk Shortfall                                                0.00
                          Class M5 Aggregate Basis Risk Shortfall                                                0.00
                          Class M6 Aggregate Basis Risk Shortfall                                                0.00
                          Class B1 Aggregate Basis Risk Shortfall                                                0.00
                          Class B2 Aggregate Basis Risk Shortfall                                                0.00
                          Class B3 Aggregate Basis Risk Shortfall                                                0.00
                          Class B4 Aggregate Basis Risk Shortfall                                                8,752.79

Basis Risk Shortfalls Repaid this Period
                          Class A1 Basis Risk Shortfalls Repaid this Period this Period                          0.00
                          Class A2 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class A3 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class A4 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class M1 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class M2 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class M3 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class M4 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class M5 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class M6 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class B1 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class B2 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class B3 Basis Risk Shortfalls Repaid this Period                                      0.00
                          Class B4 Basis Risk Shortfalls Repaid this Period                                      8,752.79

Excess Reserve Fund Account                                                                                      0.00

Swap Account:
                          Net Swap Payment Due                                                                   66,135.25
                          Net Swap Payment Paid                                                                  66,135.25
                          Net Swap Receipt Due                                                                   0.00

                          Beginning Balance                                                                      0.00
                          Additions to the Swap Account                                                          66,135.25
                          Withdrawals from the Swap Account                                                      66,135.25
                          Ending Balance                                                                         0.00
Please Note:
One time adjustment was made, in amount of $149,642.28, to Class X for overpayment to
Swap Provider during September 2005 and October 2005 distributions.

Capitalized Interest Account:
                          Beginning Balance                                                                      0.00
                          Additions to the Swap Account                                                          0.00
                          Withdrawals from the Swap Account                                                      0.00
                          Ending Balance                                                                         0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
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